Exhibit 10.1

Execution Version

AMENDMENT NO. 2

This Amendment No. 2, dated as of March 21, 2018 (this “Amendment”), to that certain Amended and Restated Credit Agreement, dated as of September 23, 2016 (as amended by Amendment No 1, dated as of March 24, 2017 and Incremental Facility Joinder Agreement, dated as of September 26, 2017, the “ Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, and the other agents and arrangers parties thereto, is entered into by and among Holdings, the Borrower, the Agents and the New Term Lender (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has hereby notified the Administrative Agent and each Term Lender that it intends to incur Specified Refinancing Debt pursuant to Section 2.26(a) of the Credit Agreement in order to refinance the Term Loans outstanding under the Credit Agreement immediately prior to the Second Amendment Effective Date (as defined below) (the “Existing Term Loans”);

WHEREAS, pursuant to Section 2.26(a) of the Credit Agreement, the Borrower may incur Specified Refinancing Debt by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Term Lenders agreeing to provide such Specified Refinancing Debt;

WHEREAS, the Borrower has requested that (i) the new term Lender party hereto (the, “New Term Lender”), (ii) the Lenders holding Existing Term Loans that have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Lender Consent”) indicating the Cashless Settlement Option (each, a “Cashless Term Lender”), and (iii) the Lenders holding Existing Term Loans that have executed and delivered a Lender Consent indicating the “Assignment Settlement Option” (each, an “Assignment Term Lender”) extend credit to the Borrower in the form of Term Loans in an aggregate principal amount of $1,175,681,317.87 (the “New Term Loans”), the proceeds of which shall repay all or a portion of the Existing Term Loans;

WHEREAS, the New Term Lender has indicated its willingness to lend such New Term Loans in the aggregate amount specified on its signature page to this Amendment on the terms and subject to the conditions herein;

WHEREAS, each Cashless Term Lender has agreed to make New Term Loans on the Second Amendment Effective Date, in an aggregate amount equal to such Cashless Term Lender’s Existing Term Loans (or such lesser amount as may be allocated to such Cashless Term Lender by the Administrative Agent), the proceeds of which shall be used to repay such Lender’s Existing Term Loans, and has authorized the Administrative Agent to execute this Amendment on its behalf;

WHEREAS, each Assignment Term Lender has indicated its willingness to accept an Assignment and Assumption of New Term Loans from Citibank, N.A., as a New Term Lender, in an aggregate amount equal to such Assignment Term Lender’s Existing Term Loans (or such lesser amount as may be allocated to such Assignment Term Lender by the Administrative Agent), and has authorized the Administrative Agent to execute this Amendment on its behalf;

WHEREAS, the New Term Lender, each Cashless Term Lender and each Assignment Term Lender (constituting the lenders required pursuant to Section 10.1 of the Credit Agreement) have agreed, subject to the terms and conditions set forth herein to amend the Credit Agreement as set forth in Section 2 below and have authorized the Administrative Agent to execute this Amendment on its behalf.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. NEW TERM LOANS

1.1 New Term Loans. Effective as of the Second Amendment Effective Date and on the terms and subject to the conditions herein, each Cashless Term Lender hereby agrees to make New Term Loans up to the aggregate principal amount of such Lender’s Existing Term Loans (or such lesser amount as may be allocated to such Cashless Term Lender by the Administrative Agent) on the Second Amendment Effective Date and approves the amendments to the Credit Agreement as set forth in this Amendment. On the terms and subject to the conditions herein, the New Term Lender hereby agrees to make New Term Loans in the aggregate amount specified on such New Term Lender’s signature page to this Amendment on the Second Amendment Effective Date and approves the amendments to the Credit Agreement as set forth in this Amendment. On the terms and subject to the conditions herein, each Assignment Term Lender agrees to accept an Assignment and Assumption of New Term Loans from the New Term Lender, in an aggregate amount equal to such Assignment Term Lender’s Existing Term Loans (or such lesser amount as may be allocated to such Assignment Term Lender by the Administrative Agent) on the Second Amendment Effective Date and approves the amendments to the Credit Agreement as set forth in this Amendment. Pursuant to Section 2.26 of the Credit Agreement, the New Term Loans shall have the terms set forth in this Amendment and in the Credit Agreement (as amended by this Amendment).

1.2 Use of Proceeds. The proceeds of the New Term Loans shall be applied toward the payment of (a) the aggregate outstanding principal amount of the Existing Term Loans and (b) fees and expenses payable in connection with the New Term Loans.

1.3 Interest Period. The Borrower shall make an Interest Period election with respect to the Term Loans (including the New Term Loans) at least two Business Days prior to the Second Amendment Effective Date in accordance with Section 2.13(b) of the Credit Agreement.

1.4 Credit Agreement Governs. Effective as of the Second Amendment Effective Date, except as set forth in this Amendment, the New Term Loans shall be “Term Loans” under the Credit Agreement (as amended by this Amendment) and shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement (as amended by this Amendment) and the other Loan Documents.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT

Effective as of the Second Amendment Effective Date (as defined in Section 3 below) and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

2.1 The definition of “Applicable Margin” is amended and restated in its entirety as follows:

““Applicable Margin ” or “Applicable Commitment Fee Rate”: for any day, with respect to (a) the Term Loans, the applicable rate per annum shall be 0.75% with respect to Base Rate Loans and 1.75% with respect to LIBO Rate Loans, (b) the Revolving Loans (including any Swingline Loans), the applicable rate per annum determined pursuant to the Pricing Grid and (c) the commitment fee payable hereunder, the applicable rate per annum determined pursuant to the Pricing Grid.”

2.2 The definitions of “Conditional Offer”, “Senior Unsecured Notes” and “Senior Unsecured Notes Indenture” are deleted in their entirety.

2.3 The following definitions shall hereby be inserted into Section 1.1 of the Credit Agreement in the correct alphabetical order:

““2024 Senior Unsecured Notes”: the Borrower’s 5.000% Senior Unsecured Notes due 2024 pursuant to the 2024 Senior Unsecured Notes Indenture.”

““2024 Senior Unsecured Notes Indenture”: that certain Indenture, dated as of the Effective Date, among, inter alios, the Borrower and Wilmington Trust, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time to the extent applicable to the extent not prohibited by this Agreement.”

““2027 Senior Unsecured Notes”: the Borrower’s 4.750% Senior Unsecured Notes due 2027 pursuant to the 2027 Senior Unsecured Notes Indenture.”

““2027 Senior Unsecured Notes Indenture”: that certain Indenture, dated as of September 26, 2017, among, inter alios, the Borrower and Wilmington Trust, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time to the extent applicable to the extent not prohibited by this Agreement.”

““Second Amendment”: Amendment No. 2, dated as of March 21, 2018, among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.”

““Second Amendment Effective Date”: as defined in the Second Amendment.”

2.4 Section 2.12(d) of the Credit Agreement is hereby amended by replacing “Senior Unsecured Notes” with “the 2024 Senior Unsecured Notes”.

2.5 Section 2.28 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Repricing Transaction. Notwithstanding anything to the contrary in this Agreement, in the event that, on or prior to the six month anniversary of the Second Amendment Effective Date, the Borrower (a) makes any prepayment of Term Loans constituting a Term Loan Repricing Transaction or (b) effects any amendment of this Agreement constituting a Term Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (x) in the case of clause (a), a prepayment premium of 1.00% of the amount of the Term Loans being prepaid and (y) in the case of clause (b), a payment equal to 1.00% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment.”

2.6 Paragraph (ii) of Section 7.2(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(j) (ii) Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness, interest, fees, discounts, premiums and expenses; provided, in each case, that in the case of any guarantee of Indebtedness in respect of the 2024 Senior Unsecured Notes and the 2027 Senior Unsecured Notes by any Restricted Subsidiary that is not a Subsidiary Guarantor, such Restricted Subsidiary becomes a Subsidiary Guarantor under this Agreement at or prior to the time of such guarantee;”

2.7 Section 7.12(b) of the Credit Agreement is hereby amended by replacing “Senior Unsecured Notes Indenture” with “the 2024 Senior Unsecured Notes Indenture and the 2027 Senior Unsecured Notes Indenture”.

SECTION 3. CONDITIONS PRECEDENT

The making of the New Term Loans and the effectiveness of this Amendment on the date hereof (the “Second Amendment Effective Date”) shall be subject to the following conditions precedent having been satisfied or duly waived:

3.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent, and the New Term Lender;

(b) Lender Consents to this Amendment executed by each Cashless Term Lender and each Assignment Term Lender;

(c) a solvency certificate signed by the chief financial officer on behalf of the Borrower, substantially in the form of Exhibit G of the Credit Agreement;

(d) a closing certificate of each Loan Party, substantially in the form of Exhibit B hereto, with appropriate insertions and attachments; and

(e) an executed legal opinion of Latham & Watkins LLP, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

3.2 Fees and Other Amounts. The Borrower shall have paid in full in immediately available funds on the Second Amendment Effective Date:

(a) all fees and reimbursable expenses that have been invoiced as of the Second Amendment Effective Date that are due and payable to any Person under any fee letter entered into in connection with this Amendment; and

(b) all unpaid interest in respect of the Existing Term Loans accrued until the Second Amendment Effective Date, payable to the Administrative Agent for the benefit of the applicable Term Lender.

3.3 Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.

3.4 USA Patriot Act. The New Term Lender shall have received from each of the Loan Parties documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent such documentation or other information has been requested in writing at least five (5) Business Days prior to the Second Amendment Effective Date.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:

4.1 Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

4.2 Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

4.3 Absence of Default. Neither Holdings, the Borrower nor any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. LENDER ASSIGNMENT AND ASSUMPTION, CONSENTS AND WAIVERS

5.1 Cashless Rollover of Existing Term Loans. Each Cashless Term Lender agrees that, upon the Second Amendment Effective Date, all (or such lesser amount as the Administrative Agent may allocate to such Lender) of its Existing Term Loans shall be converted to New Term Loans under the Credit Agreement (as amended by this Amendment), and such Existing Term Loans shall be deemed repaid in full on the Second Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Cashless Term Lender and due and payable by the Borrower pursuant to this Amendment and the Credit Agreement.

5.2 Assignment of Existing Term Loans. The Existing Term Loans of each Assignment Term Lender shall be repaid in full on the Second Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Lender and due and payable by the Borrower pursuant to this Amendment and the Credit Agreement. Each Assignment Term Lender agrees to purchase pursuant to an Assignment and Assumption in accordance with Section 10.6 of the Credit Agreement on or immediately after the Second Amendment Effective Date and assume from a Lender designated by the Administrative Agent Term Loans in an amount equal to the principal amount of such repayment (or such lesser amount as the Administrative Agent may allocate to such Lender).

5.3 Waivers. The Administrative Agent, each Assignor party hereto and each Assignee hereby waive the requirements and benefits of Section 10.6(b)(ii)(A) and (B) of the Credit Agreement solely with respect to the assignments made pursuant to this Section 5. Notwithstanding anything herein to the contrary, each Assignor, Cashless Term Lender and Assignment Term Lender hereby waives the payment of any breakage loss or expense under Section 2.21 of the Credit Agreement in connection with the repayment of Existing Term Loans or the assignments made pursuant to this Section 5 on the Second Amendment Effective Date. The Administrative Agent, each Cashless Term Lender and Assignment Term Lender hereby waive the notice provisions of Section 2.11(a) of the Credit Agreement with respect to the repayment of its Existing Term Loans contemplated by Sections 5.1 and 5.2, as applicable.

5.4 Consent. The Borrower and the Administrative Agent hereby consent to the assignments made pursuant to this Section 5. Each Term Lender holding New Term Loans shall be deemed to have consented to the transactions contemplated by this Amendment.

SECTION 6. MISCELLANEOUS

6.1 Reference to and Effect on the Loan Documents.

(a) As of the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

6.2 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

6.3 Reaffirmation. Each of Holdings and the Borrower hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. Each of Holdings and the Borrower confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Amendment.

6.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

6.5 Governing Law. THIS AMENDMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS AMENDMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

6.6 Loan Document and Integration. This Amendment shall constitute a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

6.7 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

6.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

6.9 CUSIP. The New Term Loans will be considered a continuation of the Existing Term Loans only for the purpose of determining the CUSIP. The parties hereto consent that the Existing Term Loan CUSIP 01973JAH2 will automatically be applicable to the New Term Loan facility as of the Second Amendment Effective Date.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	President, Chief Financial Officer and Assistant Secretary

ALLISON TRANSMISSION, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	President, Chief Financial Officer and Assistant Secretary

[Signature Page to Amendment No. 2]

CITICORP NORTH AMERICA, INC., as
Administrative Agent and Collateral Agent

By:	/s/ Joseph Ruffini
Name: Joseph Ruffini
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

Name of Lender: CITIBANK, N.A.

Executing as the New Term Lender:

by	/s/ Joseph Ruffini
Name: Joseph Ruffini
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

Exhibit A

Lender Consent to Amendment No. 2

This Lender Consent to Amendment No. 2 (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of September 23, 2016 (as amended by Amendment No.1 to Credit Agreement, dated as of March 24, 2017 and Incremental Facility Joinder Agreement, dated as of September 26, 2017, the “Credit Agreement”), among Allison Transmission Holdings, Inc., a Delaware corporation, Allison Transmission, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto, Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto. Capitalized terms used but not defined in this Lender Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned hereby irrevocably and unconditionally agrees to approve the amendments to the Credit Agreement contained in the Amendment and to the following (check only ONE option):

Cashless Settlement Option

☐ to deem prepaid 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with proceeds of a New Term Loan in a like principal amount.

Assignment Settlement Option

☐ to have 100% of the outstanding principal amount of the Existing Term Loans held by such Lender prepaid on the Second Amendment Effective Date and to purchase by assignment New Term Loans in a like principal amount (or such lesser amount allocated to such Lender by the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory as of the             of March, 2018.

(insert name of the legal entity above)

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Name of Fund Manager (if applicable):

A-1

Exhibit B

FORM OF CLOSING CERTIFICATE

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION HOLDINGS, INC.

Pursuant to Section 3.1(d) of Amendment No. 2, dated as of March [     ], 2018 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Amended and Restated Credit Agreement, dated as of September 23, 2016 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “ Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “ Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto, the undersigned Assistant Secretary of Allison Transmission Holdings, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	[Eric C. Scroggins] is the duly elected and qualified [Secretary] of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned [Secretary] of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on [ ]. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

5.	The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

B-1

6.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

B-2

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION HOLDINGS, INC.

Name:	[Eric C. Scroggins	Name:	[David S. Graziosi
Title:	Vice President, General Counsel and Secretary]	Title:	President and Chief Financial Officer]
Date:	March [ ], 2018

[Signature Page to Amendment No. 2 Closing Certificate]

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE
[David S. Graziosi	President and Chief Financial Officer]

[Eric C. Scroggins	Vice President, General Counsel and Secretary]

[Signature Page to Amendment No. 2 Closing Certificate—Incumbency]